SHARE CAPITAL	12 Months Ended
Dec. 31, 2011
SHARE CAPITAL
SHARE CAPITAL

21.                     SHARE CAPITAL

On July 27, 2010, the Company restructured its share capital to decrease the authorized capital to 500,000,000 ordinary shares with a per share par value of US$0.00001 from 50,000 ordinary shares with a per share par value of US$1.00. In addition, each existing shareholder obtained 100,000 new ordinary shares for every 1 ordinary share previously held. Pursuant to the memorandum and articles of association of the Company, the holders of ordinary shares are entitled to receive dividends when and if declared by the board of directors of the Company. Each ordinary share is entitled to one vote on all matters upon which the ordinary shares are entitled to vote.

On August 20, 2010, pursuant to a subscription agreement, the Company issued 1,510,841 ordinary shares in a private placement to Newman Investments Limited, a third party investor, in exchange for US$18,000. Under the subscription agreement, if the Group’s audited consolidated net income for the year ended December 31, 2010 (‘‘2010 Net Income’’) is lower than RMB160,000, Mr. Guo, for nil consideration, shall transfer to Newman Investments Limited such number of additional ordinary shares so that the shareholding of Newman Investments Limited will equal 1,510,841 shares multiplied by a ratio, the numerator of which is RMB160,000 and the denominator of which is equal to the 2010 Net Income (the “Feature”).  Since the Feature was provided by Mr. Guo, the principal shareholder, for the benefit of the Company in connection with a capital financing transaction, the transaction was accounted for as a shareholder’s contribution in accordance with SAB Topic 5T., Accounting for Expenses or Liabilities Paid by Principal Stockholder(s).  The total proceeds received from Newman Investments Limited were allocated between the ordinary shares issued and additional paid-in capital based on their relative fair value.  As the Feature represents a shareholder’s contribution or equity instrument, the amount allocated to additional paid-in capital is not subject to subsequent re-measurement to reflect changes in the fair value of the Feature.

In connection with the private investment transaction with Newman Investments Limited, the Company and its shareholders entered into a shareholder agreement that imposes certain restrictions on the issuance and sale of the Company’s ordinary shares.  Pursuant to the shareholder agreement, Newman Investments Limited is entitled to appoint to, and remove from, the Company’s board a non-executive director and Newman Investments Limited’s consent is required for certain corporate actions.  The shareholder agreement was terminated upon the completion of the Company’s IPO on December 15, 2010.

On October 29, 2010, the Company effected a 34,427,071 ordinary shares rights offering to all existing ordinary shareholders on that date on a pro rata basis for a subscription price of US$0.00001 per ordinary share. All ordinary share and per share information is adjusted retroactively for the above described change in share capital on July 27, 2010 and the bonus element issuance on October 29, 2010, for all years presented.

On December 15, 2010, the Company completed its IPO on the New York Stock Exchange with the issuance of 6,500,000 ADS, or 13,000,000 ordinary shares, priced at US$8.00 per ADS. The IPO yielded aggregate gross proceeds of US$52,000.

As of December 31, 2010 and 2011, 58,937,912 ordinary shares were issued and outstanding.

The Group has not paid or declared any dividends on ordinary shares to date. The payment of dividends in the future will be contingent upon the Group’s revenues and earnings, if any, capital requirements and general financial condition subsequent to the completion of a business combination. The payment of dividends will be subject to the discretion of the Group’s board of directors and subject to the requirements of Cayman Islands’ laws.